UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

13/14 Penthouse Office, Mannarino Road

Birkirkara, Malta, BKR 9080

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On June 7, 2021, Esports Entertainment Group, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) to report the closing on June 1, 2021 of (i) an equity purchase agreement dated January 22, 2021, as amended on May 21, 2021 (the “Helix Purchase Agreement”), by and among the Company, Helix Holdings, LLC, a limited liability company incorporated under the laws of Delaware (“Helix”), and the equity holders of Helix (the “Helix Equity Holders”), whereby the Company would acquire from the Helix Equity Holders, all of the issued and outstanding membership units of Helix, making Helix a wholly owned subsidiary of the Company and (ii) an equity purchase agreement dated January 22, 2021, as amended on May 21, 2021 (the “GGC Purchase Agreement” together with the Helix Purchase Agreement the “Purchase Agreements”), by and among the Company, ggCIRCUIT LLC, an Indiana limited liability company (“GGC”), and the equity holders of GGC (the “GGC Equity Holders”), whereby the Company would acquire from the GGC Equity Holders all of the issued and outstanding membership units of GGC, making GGC a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Helix and GGC, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreements and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Helix and GGC.

The audited consolidated financial statements of each of Helix and GGC as of and for the years ended December 31, 2020 and 2019, together with the related notes to the consolidated financial statements, are included as Exhibit 99.1 and 99.2, respectively, to this Current Report.

The unaudited condensed consolidated financial statements of the Helix and GGC as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020, together with the related unaudited notes to the condensed consolidated financial statements, are included as Exhibit 99.3 and 99.4, respectively, to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of March 31, 2021 and for the year ended June 30, 2020 and nine months ended March 31, 2021, together with the related unaudited notes to the combined financial statements, are included as Exhibit 99.5 to this Current Report and are incorporated herein by reference.

Exhibit Number	Description
23.1	Consent of Friedman LLP
99.1	Audited consolidated financial statements of Helix as of and for the year ended December 31,2020 and 2019 together with the related notes to the financial statements.
99.2	Audited consolidated financial statements of GGC as of and for the year ended December 31, 2020 and 2019 together with the related notes to the financial statements.
99.3	Unaudited condensed consolidated financial statements of Helix as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 together with the related unaudited notes to the condensed consolidated financial statements.
99.4	Unaudited condensed consolidated financial statements of GGC as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020, together with the related unaudited notes to the condensed consolidated financial statements.
99.5	Unaudited Pro Forma Combined Financial Statements of Esports Entertainment Group, Inc. as of March 31, 2021 and for the year ended June 30, 2020 and the nine months ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: August 12, 2021	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer